As filed with the Securities and Exchange Commission on July 16, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 16, 2014
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

Bank of America Corporation (the “Company”) has entered into an Amended and Restated Selling Agent Agreement, dated July 16, 2014 (the “Selling Agent Agreement”), among the Company and the agents named therein, with respect to the issuance and sale from time to time by the Company of its Senior InterNotes® and Subordinated InterNotes® (together, the “Notes”) pursuant to a retail medium-term notes program established in 2001. On July 16, 2014, the Company filed with the Securities and Exchange Commission a prospectus supplement relating to the Notes as part of the registration statement on Form S-3 (Registration No. 333-180488) filed by the Company on March 30, 2012. As a result, Notes offered for sale after the date of the Selling Agent Agreement are registered under the Securities Act of 1933, as amended, pursuant to this registration statement. The Selling Agent Agreement, the master registered global notes representing the Notes, the opinion of McGuireWoods LLP as to the legality of the Notes and the opinion of Morrison & Foerster LLP, the Company’s tax counsel, relating to certain tax matters, are being filed as Exhibits 1.1, 4.1 and 4.2, 5.1 and 8.1, respectively, to this report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Selling Agent Agreement among Bank of America Corporation and the agents named therein
4.1	Bank of America Corporation Senior InterNotes® Master Registered Global Senior Note
4.2	Bank of America Corporation Subordinated InterNotes® Master Registered Global Subordinated Note
5.1	Opinion of McGuireWoods LLP, regarding legality of securities being registered
8.1	Opinion of Morrison & Foerster LLP, regarding certain tax matters
23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)
23.2	Consent of Morrison & Foerster LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Corporate Secretary and Deputy General Counsel

Dated: July 16, 2014

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Selling Agent Agreement among Bank of America Corporation and the agents named therein
4.1	Bank of America Corporation Senior InterNotes® Master Registered Global Senior Note
4.2	Bank of America Corporation Subordinated InterNotes® Master Registered Global Subordinated Note
5.1	Opinion of McGuireWoods LLP, regarding legality of securities being registered
8.1	Opinion of Morrison & Foerster LLP, regarding certain tax matters
23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)
23.2	Consent of Morrison & Foerster LLP (included in Exhibit 8.1)

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